Investor Presentation November 2023 NYSE: PHX Exhibit 99.2

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices.  Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov.  Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty  to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s  estimated  proved reserves as of June 30, 2023, referenced in this presentation were prepared by Cawley, Gillespie and Associates, Inc, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Overview PHX is a growth oriented mineral rights company focused on natural gas 3 In January of 2020, PHX Minerals began a dramatic company transformation: New management / technical team with deep industry experience New minerals only corporate strategy focused on growth Acquire minerals ahead of the drill bit under active operators in the highest quality rock New company name from the former Panhandle Oil & Gas to better align with strategy Former Company reserve footprint was scattered and consisted of both mature legacy non-operated working interest and royalty interest Historically, no catalyst to provide predictable / sustainable volume or reserve growth Since 2020, have high graded assets by divesting virtually all of the material non-operated working interest assets and redeploying proceeds and free cash flow into mineral acquisition strategy Predictable line of sight development provides growth catalyst Deep inventory of drillable locations increases annual production volumes and cash flows Today, PHX is approximately 88% royalty by production volumes and 80% by proved reserves Transformation complete with sustainable model and balance sheet going forward

Company Snapshot

Key Statistics

$ in millions

Market Cap[1]	$131.4
Enterprise Value[2]	$160.9
Liquidity[3]	$24.4
Dividend Yield[4]	3.38%
Leverage[5]	1.31x
Cal. 2022 Adjusted EBITDA[6]	$26.7
YTD 2023 Adjusted EBITDA[6]	$18.1
Cal. 2022 Discretionary Cash Flow Yield[6]	~25%
Cal. 2022 ROCE[6]	~15%
Percent of 3P Reserves – Natural Gas[9]	~76%
Net Leased Royalty Acres[8]	92,948

Sustainable Royalty Production Growth Through Conversion of Existing Mineral Location Inventory (see pages 16 and 17)



Outlook[7]
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
MMCFE
CAGR: ~20.8%
2019
2020
2021
2022
2023
Gas
Oil
NGL

Source: Company information and Enverus

1 Based on $3.55 per share as of 10/20/2023 and 37 million shares outstanding on a fully diluted basis as of 09/30/2023

2 Market Cap plus debt of $30.8 million minus cash on hand of $1.2 million as of 09/30/2023

3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base; On a pro forma basis, Q3 2023 includes a $50 million borrowing base, which was recently increased from $45 million as part of the last redetermination that was finalized on November 6th, 2023. See Non-GAAP reconciliation in Appendix

4 Based on $0.12 annualized Dividend per share

5 Total Debt / TTM Adjusted EBITDA; See Non-GAAP Reconciliation in Appendix

6 See Non-GAAP reconciliation in Appendix

7 At mid-point of production outlook (see page 12)

8 As of 9/30/2023; PHX also owns 166,232 unleased net royalty acres normalized to a 1/8th royalty

9 3P Reserves per 6/30/2023 CGA Mid Year Report proforma proforma acquisitions, divestitures and activity as of 9/30/2023 at 9/30/2023 SEC price deck of $77.70 per bbl of oil, $29.46 per bbl of NGL, $3.26 per mcf of gas (proved volume weighted average price)

PHX MINERALS

4

Strategy Execution Goals Set in early 2020 Achievements Through Sept. 30, 2023 High Grade Asset Base Grow royalty production (higher margin/lower cost) Improve line of sight development opportunities Exit working interest assets (higher cost/lower margin) Divest unleased non-producing minerals lacking scale and line of sight development Total royalty volume growth since 2020: 150%1 Mineral acquisitions completed: ~$127 million Built a 10+ year inventory of line of sight development locations Working interest wellbores sold: 1,382 Unleased non-producing mineral acres sold: ~25,400 Build a strong and sustainable balance sheet Reduced leverage: ~2.5x to ~1.3x (Debt / TTM Adjusted EBITDA2)  Improved commercial bank lending terms and relationships Enhanced liquidity profile as a result of superior asset performance and more predictable development timing Become a consolidator in the mineral space Implement growth strategy that is balanced with appropriate debt management and dividend payout ratio Allocate capital to generate the best possible returns to shareholders Mineral acquisition transactions completed: 71 Focus on smaller acquisition in targeted areas: ~$1.8 million average (generates higher returns with less competition) Generate return on capital employed (ROCE) Generated ~15% ROCE2 in 2022 up from ~0% in 2019 and 2020 Return profile under royalty only strategy driven by new volumes associated with well conversions from acquisitions 1 Based on fiscal 2020 royalty volumes of 3.3 Bcfe and the midpoint of the 2023 royalty volume outlook 2 See Non-GAAP reconciliation in Appendix Improve balance sheet designed to withstand commodity price volatility

Improving Margins Driving Earnings & ROCE 6 The two key metrics used by PHX to measure the success of our royalties-only strategy and royalties acquisition program are: Return on Capital Employed (ROCE)1 NAV per share measure (the PV-10 value of our proved and probable reserves) Balance sheet management and ample liquidity underpin our strategy in order to thrive across the various pricing cycles of the energy sector 1 Defined as EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter  2 See Non-GAAP reconciliation in Appendix Royalties Only Strategy Non-operated Working interest Strategy 2

Per Share NAV Continues to Grow 7 Significant improvement in NAV both on an absolute and per share basis (published in every corporate presentation since early 2021) since royalty-only strategy effort began under new management team High grading assets with mineral acquisition program, despite divesting of non-operated working interest, has grown PV10 value and increased NAV per share since change in strategy Below reserve value independently verified by DeGolyer & MacNaughton (2021) and Cawley, Gillespie and Associates, Inc (2022-2023) Current asset base has lower risk and higher growth profile than the PHX pre-2020 legacy asset base Total 2P Reserve Value @ PV-10 ($ millions) NAV per Share Net of Debt Next Twelve-Month NYMEX strip for oil and natural gas as of date reserves analysis was compiled

Royalty Cash Flow Driving Shareholder Value Royalty Production and Realized Natural Gas Price Adjusted EBITDA1 Adjusted Pre-Tax NI2 Return on Capital Employed3 $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives; See Non-GAAP reconciliation in Appendix 2 Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments, cash receipts from/payments on off-market derivatives and gains(losses) on asset sales; See Non-GAAP reconciliation in Appendix 3 Annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter; See Non-GAAP reconciliation in Appendix

Stable Balance Sheet & Ample Liquidity Net Debt 1 Percentage Drawn on Credit Facility Advance Rate4 Debt / Adjusted EBITDA2 (TTM) Liquidity3,4 $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Total debt less cash 2 Total Debt / Adjusted EBITDA;  See Non-GAAP reconciliation in Appendix 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base; See Non-GAAP reconciliation in Appendix 4 On a pro forma basis, Q3 2023 includes a $50 million borrowing base, which was recently increased from $45 million as part of the last redetermination that was finalized on November 6th, 2023

Strong Per Unit Metrics Driven by Royalty Only Strategy 1 Includes proceeds from and payments on off-market derivative settlements 2 There were no NGL settled derivative contracts 3 See Non-GAAP reconciliation of adjusted EBITDA and discretionary cash flow in Appendix 4 See next slide for cash expenses

Strong Margins Driven by Royalty Only Strategy 1 Includes proceeds from and payments on off-market derivative settlements; there were no NGL settled derivative contracts 2 See Non-GAAP reconciliation in Appendix

PHX Operational Outlook 1 Pro-forma divestures of Eagleford and Arkoma working interest assets, excludes potential future sales of additional working interest assets 2 See Non-GAAP reconciliation in Appendix Cal. Year 2022 Actual Cal. 2023 YTD Actual Cal. Year 2023 Outlook Mineral & Royalty Production (Mmcfe) 6,613 6,177 8,000 – 8,400 Working Interest Production (Mmcfe) 3,084 958 1,200 – 1,4001 Total Production (Mmcfe) 9,697 7,135 9,200 – 9,800 Percentage Natural Gas 78% 80% 79% - 81% Transportation, Gathering & Marketing (per mcfe) $0.63 $0.38 $0.37 - $0.42 Production Tax (as % of pre-hedge sales) 4.50% 5.10% 5.00% - 5.50% LOE Expenses (on an absolute basis in 000’s) $3,807 $1,274 $1,500 - $1,700 Cash G&A (per mcfe)2 $1.01 $0.99 $0.99 - $1.02  Calendar 2023 production derived from wells already on production and wells currently being drilled/completed by operators Royalty volume growth driven by mineral acquisitions of high-quality undrilled location inventory in the core of our focus areas under active operators

Focused in SCOOP and Haynesville Key Operators of PHX Minerals

Royalty Reserve Growth Sustainable royalty reserve and production growth through conversion of existing mineral location inventory Royalty Reserves Royalty Production MMCFE CAGR: ~51% MMCFE CAGR: ~41%

Yearly Conversions To Producing Wells Strong drilling activity on our mineral assets provides sustainable annual royalty production growth Gross Conversions Net Conversions 1 As of 09/30/2023 1 1

Quarterly Near-Term Drilling Inventory Continuous conversion of undrilled location inventory will drive future royalty volume growth Gross Inventory Net Inventory

Royalty Interest Inventory by Basin  Sub-region  Gross PDP Wells1  Net PDP Wells1  Undeveloped Locations1 Sub-region PDP Wells Average NRI1 Gross Wells In Progress2 Net Wells in Progress3 Gross Permits Net Permits3 Gross Technical PUDs4 Net Technical PUDs3,4,5 Gross PROB Net PROB3,5 Gross POSS Net POSS3,5 SCOOP 1,063 4.495 52 0.159 43 0.128 198 0.684 800 2.346 353 1.251 Haynesville 536 3.143 97 0.538 28 0.095 230 0.788 143 0.525 4 0.003 STACK 398 1.743 13 0.034 7 0.031 71 0.391 172 1.056 60 0.576 Bakken 619  1.786 8 0.043 5 0.006 65 0.243 137 0.829 9 0.146 Arkoma Stack 529  4.757 4 0.003 5 0.002 2 0.003 97 1.745 83 0.924 Fayetteville 1,073  6.454 0 0 0 0 0 0 0 0 0 0 Other 2,020  16.728 11 0.031 5 0.021 0 0 0 0 0 0 Total 6,238 39.106 185  0.808 93 0.283 566 2.109 1,349 6.501 509 2.900 Gross Undeveloped Locations 2,702 2,702 Note: 1 As of 09/30/2023 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Net interest on wells are internal estimates and subject to confirmation from operator 4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs are most likely PUDs in their respective operator’s reserve report. 5 Technical PUDs, PROB, and POSS net wells assume 10,000 ft. laterals 7 At this time, well counts do not account for all future reserves, such as the Bossier in the Haynesville, or reserves associated with 150,000 unleased mineral acres 2 Continuous conversion of undrilled location inventory will drive future royalty volume growth

Reserves Value Summary

Reserve Category	PV-10 Value ($mm)		
	SEC[1]	Strip[2]	$100 / $6.00[3]
PDP	$98.1	$96.4	$167.9
Drilling or Waiting on Completion	$20.2	$21.0	$35.9
Permits	$6.9	$7.1	$11.3
Total Proved Reserves	**$125.2**	**$124.4**	**$215.1**
Technical PUDs[4]	$51.2	$51.6	$83.6
PROB[5]	$116.6	$110.5	$177.7
POSS[5]	$33.0	$28.8	$48.4
Total 3P Reserves	**$326.1**	**$315.3**	**$524.8**
Proved PV-10 Per Share[6]	**$2.59**	**$2.57**	**$5.02**
2P PV-10 Per Share[6]	**$7.12**	**$6.95**	**$12.08**
3P PV-10 Per Share[6]	**$8.01**	**$7.73**	**$13.39**

SEC Pricing[1]


10%
30%
$326
52%
8%

Strip Pricing[2]


9%
31%
$315
51%
9%

$100/$6.00 Flat Pricing[3]


9%
32%
$525
50%
9%

PDP WIP/PERMIT TECH PUD/ PROB POSS

1 3P Reserves per CGA Mid Year Report proforma acquisitions, divestitures and activity as of 9/30/2023 at 9/30/2023 SEC price deck of $77.70 per bbl of oil, $29.46 per bbl of NGL, $3.26 per mcf of gas (proved volume weighted average price)
2 3P Reserves per per CGA Mid Year Report proforma acquisitions, divestitures and activity as of 9/30/2023 at 10/16/2023 STRIP price of WTI/HH 2023: $85.96/$3.29, 2024: $80.18/$3.55, 2025: $75.04/$4.06, 2026: $71.42/$4.06, 2027: $68.60/$3.99, 2028: $66.18/$3.89, 2029: $63.96/$3.88, 2030: $61.82/$3.78, 2031: $59.99/$3.73, 2032: $58.58/$3.70, 2033: $57.13/$3.81, 2034: $56.47/$3.91, 2035+: $56.47/$4.10.
3 3P Reserves per CGA Mid Year Report proforma acquisitions, divestitures and activity as of 9/30/2023 at flat price deck of $100.00 WTI /$6.00 HH
4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs may be PUDs in their respective operator's reserve report.
5 Scheduled out approximately 10 years for PROB and 15 years for POSS.
6 PV-10 less net debt of $29.5 MM as of 9/30/2023 divided by total shares outstanding as of 9/30/2023
7 At this time, does not account for all future reserves, such as the Bossier in the Haynesville, or reserves associated with 150,000 unleased mineral acres

18

Robust Acquisition Process 19 PHX believes that being the aggregator of choice in our core areas is a key component of our strategy Royalties, just like any other hydrocarbon asset class, are naturally depleting assets and reinvestment is required to maintain and grow cash flows over time We target minerals in our core areas (SCOOP and Haynesville) with full analysis of geology and established type curves in order to minimize execution risk Typical profile of acquisitions includes an already producing component as well as royalties that are either in the process of being developed (WIPs) or will be developed over time (locations) by reputable and creditworthy operators to minimize timing risk Focused on active operators in order to minimize development timing risk Our acquisition program targets returns well in excess of our cost of capital (see ROCE) to drive increasing shareholder value IRR Payback MOIC Commodity Pricing Geology Type Curves Title Review Takeaway Capacity Basin Differentials Development Timing Inputs Requirements PHX’s A&D Methodology

Acquisition Summary

Acquisitions by Basin by Year



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ 17,165
$ 37,345
$ 46,730
$ 25,996
2020
2021
2022
2023 - YTD
1
HSVL
SCOOP
STACK/SCOOP

- Focused on highest quality rock in the SCOOP and Haynesville plays
- Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators
- $32.0M in acquisitions in SCOOP and $85.6M in Haynesville since Q1 of 2020

Positioned For Growth Through Acquisitions

- Total domestic US mineral market estimated at ~$0.5 - 1 trillion[2]
  - Highly fragmented
  - Predominantly owned by private individuals
  - PHX well positioned to be one of the premier consolidators in our core areas
  - Focus on smaller deals increases opportunity set and potential returns



Total Public Company Enterprise Value(3): 3%
Market Opportunity Midpoint (1) : 97%

PHX MINERALS

1 As of 09/30/2023
2 Midpoint of market size estimate range. Based on production data from EIA and spot price as of 03/31/2021. Assumes 20% of royalties are on Federal lands and there is an average royalty burden of 18.75%. Assumes a 10x multiple on cash flows to derive total market size. Excludes NGL value and overriding royalty interests
3 Enterprise values of PHX, DMCP, KRP, BSM, STR and VNOM as of 03/31/2023

20

Acquisition History All acreage currently owned in the Haynesville and predominately all acreage currently owned in Springboard III area of interest was acquired under current management team’s guidance Source: Company information and Enverus; Map of active rigs as of 10/09/2023 1 As of 09/30/2023 1 1

North Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operators: Aethon, Trinity, Chesapeake, Silverhill, Blue Dome and Paloma
- PHX North Haynesville Ownership[1]: 6,646 NRA (total PHX Haynesville ownership 8,120 NRA)
- Gross Wells In Progress[2]: 66
- Gross Active Permits[3]: 25
- Gross Active Rigs[4]: 21

PHX New High NRI Units

1

CHESAPEAKE | MAYO 13&12-16-14 HC 001-ALT

1st Prod 8/2022 (8mo) **PHX NRI** 0.886%
IP24 34.4 MMCF/d **CUM** 6.726 BCF
LL 9,859’ **CUM/FT**
682 MMCF/FT

2

SOUTHWESTERN | GEP / LEE DSU | 5 WELL AVG

1st Prod 8/2022 (11mo) **PHX NRI** 2.296%[5]
AVG IP 31.2 MMCF/d **AVG CUM** 7.8 BCF
AVG LL 8,448’ **AVG CUM/FT** 923
MMCF/FT

3

CHESAPEAKE | GRAF 26&23-16-14HC | 3 WELL AVG

1st Prod 4/2023 (3mo) **PHX NRI** 0.543%
AVG IP24 31.9 MMCF/d **AVG CUM** 2.43 BCF
AVG LL 10,001’ **AVG CUM/FT** 223
MMCF/FT

4

CHESAPEAKE | MMRTNEZ 20&17 HC | 3 WELL AVG

1st Prod 5/2023 (3mo) **PHX NRI** 0.650%
AVG IP24 27.9 MMCF/d **AVG CUM** 2.0 BCF
AVG LL 9,749’ **AVG CUM/FT** 202 MMCF/FT


Active Rig
Permit
WIP
1st Prod TTM
Spud or Completed TTM
HSVL North AOI
PHX Ownership
Harrison
Bossier
Caddo
De Soto
Red River
Panola
1
2
3
4

Source: Company info and Enverus
1 As of 09/30/2023
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 10/09/2023
5 NRIs are internal estimates and are subject to confirmation from operator

PHX MINERALS

22

Springboard III Update

- Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & Woodford Shale
- Operators starting to infill existing DSUs; Early results suggest very little to no Parent-Child degradation
- PHX Springboard III Ownership[1]: 3,708 NRA
- Gross Wells In Progress[2]: 15
- Gross Active Permits[3]: 10
- Gross Active Rigs[4]: 4

Recent Well Results

1

CAMINO | RINGER RANCH 2 & 3 -20-17XHM | SYCAMORE | 2 WELL AVG

1st Prod	4/2023 (4mo)	**PHX NRI**	1.246%
LL	10,226’	**Avg 90 Day Cum**	129 MBOE6
NRM PROP	2,508 #/FT	**Avg Cum Prod**	182.4 MBOE6

2

CONTINENTAL | LEON 2 & 3-26-23-14XHM | SYCAMORE | 2 WELL AVG

1st Prod	9/2022 (11mo) 0.886%	**PHX NRI**	
LL	10,295’	**Avg 90 Day Cum**	121 MBOE6
NRM PROP	2’507 #/FT	**Cum Prod**	379 MBOE6

3

CONTINENTAL | COURBET SYCAMORE DSU | 6 WELL AVG

1st Prod	4/2023 (4mo)	**PHX NRI**	0.384%
LL	8,169’	**Avg 90 Day Cum**	114 MBOE6
NRM PROP	3,020 #/FT	**Avg Cum Prod**	197 MBOE6

4

CONTINENTAL | COURBET WOODFORD DSU | 9 WELL AVG

1st Prod	4/2023 (4mo)	**PHX NRI**	0.363%
LL	11,378’	**Avg 90 Day Cum**	110 MBOE6
NRM PROP	2,513 #/FT	**Avg Cum Prod**	177 MBOE6



Rig
Permits
WIPs
Completed
HZ Wells >= 2010
Springboard III
PHX SBD3 Ownership
PHX Legacy Ownership
1N 5W
1N 4W
1N 3W
1S 5W
1S 4W
1S 3W
1S 2W
2S 5W
2S 4W
2S 3W
2S 2W
Stephens
Garvin
Carter
1
2
3
4

PHX MINERALS

Source: Company info and Enverus
1 As of 09/30/2023
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 10/09/2023

23

STACK MERGE SCOOP MERAMEC OSAGE/SYCAMORE WOODFORD SHALE STACK | MERGE | SCOOP The SCOOP is the premiere play in Oklahoma with the highest resource in-place and most horizontal objectives The transition between the SCOOP and STACK is the MERGE where the thickness prevents stacked development The primary target in the STACK is the Meramec All 3 regions are sourced by the Woodford and feature >1,350 btu gas and minimal produced water 1 PHX internally plans all undrilled inventory on a section-by-section basis, the above is a representation of the regional estimate of wells per section, however locally some areas will differ MERGE SCOOP STACK A A’ WOODFORD SHALE OSAGE MERAMEC WOODFORD SHALE SYCAMORE MERAMEC STACK MERGE SCOOP A A’ BOOKED LOCATION UNBOOKED LOCATION

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	President, CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 30 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	Senior Vice President, CFO	4	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	V.P. of Accounting	3	• >14 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	3	• >13 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Carl Vandervoort	V.P. of Geology	3	• >16 years experience, recently managed a buy-side consulting company for private equity groups and portfolio companies • Exploration Manager for Zenergy, Inc., an Apollo Management portfolio company • B.S. in Chemistry from University of Texas; M.S. in Geophysics at University of Oklahoma
Kenna Clapp	V.P. of Land	3	• >13 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Chairman	5	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	2	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	7	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	4	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Steven L. Packebush	Director	1	• Founder and partner in Elevar Partners, LLC • President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company • Bachelor's in agricultural economics from Kansas State
John H. Pinkerton	Director	2	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

25

Analyst Coverage Firm Analyst Contact Stifel Nicolaus Derrick Whitfield whitfieldd@stifel.com Johnson Rice Charles Meade cmeade@jrco.com Northland Securities Donovan Schafer dschafer@northlandcapitalmarkets.com Alliance Global Partners Jeff Grampp jgrampp@allianceg.com Seaport Global Securities Nicholas Pope npope@seaportrp.com

Appendix

Current Hedge Position Mix of collars and swaps designed to provide upside exposure while protecting downside risk Note: Volumes hedged as of 10/20/2023; Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl

Natural Gas – Continued Demand Growth Natural Gas Electrical Generation1 Monthly Electrical Generation by Fuel Type1 Natural Gas Consumption1 1 EIA US natural gas pipeline exports to Mexico set a monthly all-time high in June 2023 at 6.8 Bcf/d 20 additional gas fired power plants with total capacity of 7.7 GW expected to come online in 2024 – 2025 California Public Utilities Commission recently voted to increase working natural gas storage at Alyso Canyon Natural gas share of electrical generation in Florida was 75% in 2022 compared to 31% in 2002

Natural Gas – Surging LNG Demand Forecasted U.S. Export Annual Volume Growth1 Large Scale Approved Liquefaction Facilities 1 Current LNG export capacity is fully committed Additional capacity of 6.1 Bcf/d is currently under construction and is expected to come online by 2025 Golden Pass trains 1 & 2 expected online in 2024 and train 3 in early 2025 Plaquemines trains 1 – 18 expected online in 2H 2024 and trains 19 – 36 in 2025 US exported more LNG (11.6 Bcf/d) than any other country in first half of 2023 1 EIA

Scoop Haynesville Bakken Stack Arkoma Fayetteville Other Total Production Mix Net Production (MMcfe/d)1,2 3.95 12.26 1.25 3.32 1.19 1.03 2.52 25.53 Leased Net Royalty Acres1 9,289 8,120 3,996 6,836 9,932 8,395 46,380 92,9486 Permits on File1 43 28 5 7 5 - 5 93 Rigs Running on PHX Acreage3 6 5 1 - - - 2 14 Rigs Running Within 2.5 miles of  PHX Acreage3 11 19 5 13 - - 8 56 Top Operators 1 As of Quarter ended 09/30/2023  2 Includes both royalty and working interest production  3 Provided by Enverus as of 10/09/2023 4 As of 09/30/2023, as determined by wells currently being drilled, wells waiting on completion, and permits 5 As of 09/30/2023, as determined by wells on production 6 PHX also owns 166,232 unleased net royalty acres normalized to a 1/8th royalty Portfolio Overview by Basin 4 4 4 4 4 5 4 4 29%

Definition of a Mineral Interest Illustrative Mineral Revenue Generation Unleased Minerals 100% owned by PHX PHX Issues a Lease PHX receives an upfront cash bonus payment and customarily a 20-25% royalty on production revenues In return, PHX delivers the right to explore and develop with the operator bearing 100% of costs for a specified lease term Leased Minerals Revenue Share PHX: 20-25% Operator: 75-80% Cost Share PHX: 0% Operator: 100% Lease Termination Upon termination of a lease, all future development rights revert to PHX to explore or lease again Process starts again from step 1 Minerals Perpetual real-property interests that grant hydrocarbon ownership under a tract of land Surface and mineral ownership have been negotiated in most cases over the decades Surface owners cannot legally prevent the development of minerals under most circumstances Represent the right to drill, and produce hydrocarbon or lease that right to third parties for an upfront payment and a negotiated percentage of production revenues ORRIs Overriding royalty interests Royalty interests that burden the working interests of a lease Right to receive a fixed, cost-free percentage of production revenue (term limited to life of leasehold estate) 1 2 3 4

Royalty Interests Versus Working Interests PHX believes that royalty assets provide a higher risk adjusted return compared to working interest assets Illustrative Margin Comparison Working Interest Mcfe Revenue $3.00 Less: Royalty Burden ($0.60)(1) Less: LOE ($1.00) Less: Taxes ($0.15) Less: Transportation ($0.25) Cash Margin ($) $1.00 Cash Margin (%) 33.0% Royalty Mcfe Revenue $3.00 Less: LOE - Less: Taxes ($0.15) Less: Transportation ($0.20)(2) Cash Margin ($) $2.65 Cash Margin (%) 88.0% Non-operated Working interest ownership bears one hundred percent of the development and production costs associated with a hydrocarbon well. Non-operated Working interest owners receive their share of the revenue after the royalty interest owners are paid. A mineral interest is real property that entitles the owner to all the rights associated with hydrocarbons below the surface in perpetuity. A royalty interest is created from a mineral interest and entitles the owner to receive a certain percentage of the gross revenue generated from the sales of the hydrocarbons without incurring development and operating costs. Royalty owner’s volumes come from working interest royalty burden 1 Assumes a 1/5 lease royalty burden 2 A portion of leases are cost free with all transportation costs paid by the operator

Royalty Interests Have Less Risk Than Working Interests 34 Both royalties and non-operated working interest asset classes have the same exposure to pricing cycles, however, Royalty assets have fewer risks when compared to other hydrocarbon asset classes The biggest risk associated with royalties is the lack of control over development timing Non-operated working interest assets have similar timing uncertainty as royalty owners Non-operated working interest assumes all cost to operate the well Royalty owners are not subject to lease operating expenses, SG&A overhead or workover expenses Increasing Risk Capex Exposure Operating Cost Exposure Environmental Liability Timing Risk Operator Bankruptcy Risk E&P (Non op Working Interest) E&P (Operated Working Interest) Royalties

Royalty Interests Trade At Higher Multiples Than Working Interests 35 Investors value working interest and royalty companies differently in the public markets Royalty companies trade at a premium to working interest companies primarily due to lower risk and lower capital intensity of the business Over time, PHX believes it should see an increase of its Enterprise Value / EBITDA ratio (adjusted for size) as the market recognizes the success of the royalties-only strategy Source: Stifel Nicolaus research note published on 10/27/2023

Minerals are Real Property Mineral and royalty interests are generally considered by law to be real property interests and are thus afforded additional protections under bankruptcy law Working Interest owner entitled to ~75-85% of production revenue based on royalty rate and bears 100% of development cost and lease operating expense Senior Debt Senior Secured Debt Equity Subordinated Debt Mineral Interest owner entitled to ~15-25% of production revenue based on royalty rate

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures Source: Company filings 1 On a pro forma basis, Q3 2023 includes a $50 million borrowing base, which was recently increased from $45 million as part of the last redetermination that was finalized on November 6th, 2023

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures